165130853_5 Name: [●] Target Number of Performance Share Units subject to Award: [●] Grant Date: [●] PLANET FITNESS, INC. 2025 OMNIBUS INCENTIVE PLAN PERFORMANCE SHARE UNIT AGREEMENT (RETIREMENT VESTING) This agreement (this “Agreement”) evidences an award (the “Award”) of performance share units (the “Performance Share Units”) granted by Planet Fitness, Inc. (the “Company”) to the undersigned (the “Grantee”) pursuant to and subject to the terms of the Planet Fitness, Inc. 2025 Omnibus Incentive Plan (as amended from time to time, the “Plan”). 1. Grant of Performance Share Units. On the grant date set forth above (the “Grant Date”), the Company granted to the Grantee an award consisting of the right to receive, without payment but subject to the terms and conditions provided herein and in the Plan, one share of Stock (a “Share”) with respect to each Performance Share Unit forming part of the Award, in each case, subject to adjustment pursuant to Section 7 of the Plan in respect of transactions occurring after the date hereof, with the opportunity to earn up to 200% of the target number of Performance Share Units if the performance metrics set forth on Schedule A hereto are achieved at or above the maximum levels. The Performance Share Units are granted to the Grantee in connection with the Grantee’s Employment with the Company. 2. Vesting, etc. Unless earlier terminated, forfeited or relinquished, the Performance Share Units subject to the Award that become earned as determined in accordance with Schedule A hereto, if any (the “Earned Units”), shall vest in full on the third anniversary of the Grant Date (the “Vesting Date”), subject to the Grantee’s continued Employment with the Company through the Vesting Date. If the Grantee’s Employment with the Company ceases for any reason prior to the Vesting Date, except as expressly provided for herein, in the Plan or in a written employment or severance agreement between the Grantee and the Company (or a severance plan under which the Grantee has been designated as a participant entitled to receive benefits) that is in effect at the time of such termination, the Award will be automatically and immediately forfeited for no consideration. Notwithstanding anything to the contrary provided in this Agreement, if the Grantee terminates employment due to Retirement, then a pro rata portion of the Performance Share Units shall remain outstanding and eligible to vest on the Vesting Date based on actual performance, with such pro rata portion determined based on the number of full months of employment completed from the Grant Date through the date of the Grantee’s termination of employment due to Retirement divided by the number of full months from the Grant Date through the Vesting Date; provided, however, that such continued pro rata vesting eligibility following such termination of employment due to Retirement is conditioned on the Grantee’s compliance with any non-competition, non-solicitation or non-disparagement obligations or restrictions to which the Grantee is subject through the Vesting Date. For purposes of this Agreement, “Retirement” means a voluntary termination of employment (without Cause) when (i) the Grantee is either (x) sixty (60) years of age or older as of the date of such termination of employment and, immediately

-2- 165130853_5 prior to such termination of employment, the Grantee has been in continuous employment for five (5) or more years, or (y) fifty-five (55) years of age or older as of the date of such termination of employment and, immediately prior to such termination of employment, the Grantee has been in continuous employment for ten (10) or more years, and (ii) the Grantee has provided the Company with at least twelve (12) months’ prior written notice of the Grantee’s intent to terminate employment. 3. Delivery of Shares. Subject to Section 5 below, the Company shall, as soon as practicable upon the vesting of the Performance Share Units (but in no event later than the earlier of (i) thirty (30) days following the Vesting Date or (ii) March 15 following the last day of the Performance Period), effect delivery of the Shares with respect to the Earned Units to the Grantee. No Shares will be issued pursuant to this Award unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Administrator. 4. Dividends; Other Rights. The Award shall not be interpreted to bestow upon the Grantee any equity interest or ownership in the Company prior to the date on which the Company actually delivers Shares to the Grantee (if any). The Grantee is not entitled to vote any Shares by reason of the granting of this Award or to receive or be credited with any dividends declared and payable on any Share prior to the date on which any such Share is delivered to the Grantee hereunder. The Grantee shall have the rights of a shareholder only as to those Shares, if any, that are actually delivered under this Award. 5. Forfeiture; Recovery of Compensation. (a) The Administrator may cancel, rescind, withhold or otherwise limit or restrict the Award at any time if the Grantee is not in compliance with all applicable provisions of the Agreement and the Plan. (b) By accepting, or being deemed to have accepted, the Award, the Grantee expressly acknowledges and agrees that his or her rights (and those of any permitted transferee) under the Award, including to any Shares acquired under the Award or any proceeds from the disposition thereof, are subject to Section 6(a)(5) of the Plan (including any successor provision). The Grantee further agrees to be bound by the terms of any clawback or recoupment policy or policies of the Company that apply to incentive compensation that includes Awards such as the Performance Share Units. Nothing in the preceding sentence shall be construed as limiting the general application of Section 9 of this Agreement. 6. Nontransferability. Neither the Award nor the Performance Share Units may be transferred except in accordance with Section 6(a)(3) of the Plan. 7. Certain Tax Matters. (a) The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to be issued Shares upon vesting, are subject to the Grantee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. No Shares will be transferred pursuant to the vesting of the Performance Share Units unless and until the Grantee has remitted to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements, or has made other arrangements satisfactory to the Administrator with respect to such taxes. The Company may require the Grantee to satisfy

-3- 165130853_5 the Grantee’s withholding tax obligations hereunder by instructing and authorizing the Company and the brokerage firm determined acceptable to (or designated by) the Company for such purpose to sell on the Grantee’s behalf a whole number of Shares from those Shares otherwise deliverable to the Grantee hereunder as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy such withholding tax obligations. In such a case, the Grantee shall be solely responsible for all fees and expenses incurred in connection with the services provided by such brokerage firm. The Company may also hold back Shares that would otherwise be deliverable under the Award, including to satisfy any employment or other taxes due upon any earlier vesting of the Award. The Grantee authorizes the Company and its Affiliates to withhold any such amounts from any amounts otherwise owed to the Grantee, but nothing in this paragraph shall be construed as relieving the Grantee of any liability for satisfying his or her obligations under the preceding provisions of this Section. The Company shall have no liability or obligation relating to the foregoing. (b) The Grantee expressly acknowledges that because this Award consists of an unfunded and unsecured promise by the Company to deliver Shares in the future, subject to the terms hereof, it is not possible to make a so-called “83(b) election” with respect to the Award. (c) The Award is intended to be exempt from the requirements of Section 409A and the Plan and this Agreement shall be administered and interpreted in a manner consistent with this intent. If the Award becomes subject to Section 409A, the Administrator shall not exercise discretion in a manner that is not permitted under Section 409A. Notwithstanding the foregoing, in no event shall the Company or any of its Affiliates be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Grantee on account of non-compliance with Section 409A. 8. Effect on Employment. Neither the grant of the Performance Share Units, nor the delivery of Shares upon vesting of the Award, will give the Grantee any right to be retained in the employ or service of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her employment at any time. 9. Provisions of the Plan. This Agreement is subject in its entirety to the provisions of the Plan, which are incorporated herein by reference. A copy of the Plan as in effect on the Grant Date has been made available to the Grantee. By accepting, or being deemed to have accepted, the Award, the Grantee agrees to be bound by the terms of the Plan and this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall control. 10. Acknowledgements. By accepting, or being deemed to have accepted, the Award, the Grantee agrees to be bound by, and agrees that the Award and the Performance Share Units are subject in all respects to, the terms of the Plan. The Grantee further acknowledges and agrees that (i) this Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument; (ii) this Agreement may be executed and exchanged using facsimile, portable document format (PDF) or electronic signature, which, in each case, shall constitute an original signature for all purposes hereunder; and (iii) such signature by the Company will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned

-4- 165130853_5 by the Grantee. By executing this Agreement, the Grantee acknowledges and agrees that the Grantee has received and understands the Company’s Executive Compensation Recoupment Policy, the Company’s Policy for Recoupment of Incentive Compensation or any other Company policy that provides for the clawback of compensation (as any such policy may be amended, amended and restated or superseded from time to time, the “Clawback Policies”), that the Clawback Policies apply and will continue to apply to the Grantee during and after the Grantee’s employment in accordance with their terms and that the Grantee has complied with and will continue to comply with the terms of the Clawback Policies. [Signature page follows.]

165130853_5 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer. PLANET FITNESS, INC. By:________________________ Name: [●] Title: [●] Dated: [●] Acknowledged and Agreed: By:___________________________ Name: [●] [Signature Page to Performance Share Unit Agreement]

165130853_5 SCHEDULE A DETERMINATION OF EARNED UNITS 1. All initially capitalized terms used in this Schedule A, unless separately defined herein, have the meanings set forth in the Agreement. For purposes of this Schedule A and the Agreement, the following terms have the following meanings: a. “Annual Adjusted EBITDA Target” means the target achievement level established for the Performance Share Metric for each of the fiscal years constituting the Performance Period, as specified below. b. “Average Adjusted EBITDA” means the three-year average achievement of the “Performance Share Metric” compared to the “Annual Adjusted EBITDA Target” for the Performance Period, expressed as percentage of target. c. “Performance Share Metric” means “Adjusted EBITDA”, as defined in the Company’s Annual Report on Form 10-K. d. “Target Award” means the target amount of Performance Share Units granted to the Grantee under the Agreement. e. “Earned Units” means the number of Performance Share Units that are earned pursuant to this Schedule A based upon the Compensation and Human Capital Committee’s (the “Compensation Committee”) certification of the Company’s achievement of the Average Adjusted EBITDA, and subject to satisfaction of the vesting conditions of the Agreement, rounded down to the nearest whole Share. The Performance Share Units shall become Earned Units, if at all, on the date that the Compensation Committee certifies the Company’s achievement of the Average Adjusted EBITDA following the end of the Performance Period, which shall be a condition to the vesting of any Performance Share Units hereunder. f. “Performance Period” means the three-year period beginning on January 1, 2026 and ending on December 31, 2028. 2. The Administrator has established the following Annual Adjusted EBITDA Targets for the 2026-2028 fiscal years: Performance Period Annual Adjusted EBITDA Target

165130853_5 3. The number of Performance Share Units that are eligible to be earned and become Earned Units shall be determined by the following schedule: Performance Achieved (Average Adjusted EBITDA) Earned Amount Greater than or equal to 120% of the Annual Adjusted EBITDA Targets 200% 100% of the Annual Adjusted EBITDA Targets 100% 80% of the Annual Adjusted EBITDA Targets 50% Less than 80% of the Annual Adjusted EBITDA Targets 0% In the event that Average Adjusted EBITDA falls between the percentages listed in the table above, the Target Award shall be multiplied by such interpolated percentage. 4. Change in Control. (a) Notwithstanding anything to the contrary in this Agreement or in any written employment or severance agreement between the Grantee and the Company (or a severance plan under which the Grantee has been designated as a participant entitled to receive benefits) that is in effect at the time of a Change in Control, if, prior to the end of the Performance Period, a Change in Control occurs, to the extent the Performance Share Units are outstanding immediately prior to such Change in Control, the Performance Share Units will become Earned Units at the greater of target or actual performance as of the date of such Change in Control, as determined as if the last day of the Performance Period were the date of such Change in Control. The number of Earned Units shall continue to vest based solely on time and shall vest on the Vesting Date, subject to the Grantee remaining in continuous Employment through such date, except as otherwise provided for herein. (b) (i) If (A) in connection with a Change in Control described in subsection (a) above, the Earned Units are assumed or continued, or a new award is substituted for the Earned Units by the acquiror or survivor (or an affiliate of the acquiror or survivor) in accordance with the provisions of Section 7 of the Plan, (B) the Grantee

165130853_5 remains in continuous Employment through the date of a Change in Control and, (C) within the twenty-four (24)-month (if the Grantee has been designated as a participant entitled to receive benefits under the Company’s Executive Severance & Change in Control Policy, as it may be amended or amended and restated (the “CIC Policy”)) or twelve (12)-month (if the Grantee has not been designated as a participant entitled to receive benefits under the CIC Policy) period following a Change in Control and prior to the Vesting Date, the Grantee’s Employment is terminated by the Company without Cause or the Grantee terminates his or her Employment for Good Reason (but only if the Grantee is party to a written employment or severance agreement between the Grantee and the Company (or is eligible to receive benefits under a severance plan under which the Grantee has been designated as a participant entitled to receive benefits, including the CIC Policy), in any case, that contains a definition of “Good Reason”), the Earned Units will automatically vest in full upon such termination of Employment. (ii) If, in connection with a Change in Control described in subsection (a) above, the Earned Units (after giving effect to the provisions of subsection (a) above) are not assumed or continued, or a new award is not substituted for the Earned Units by the acquiror or survivor (or an affiliate of the acquiror or survivor) in accordance with the provisions of Section 7 of the Plan, the Earned Units will automatically vest in full upon the occurrence of such Change in Control. Any determinations under this Schedule A shall be made by the Compensation Committee in its sole discretion and shall be final and binding on all persons.